FORM 8 - K

                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: October 6, 1997



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




           State of Incorporation      IRS Employer Identification No.
                 Delaware                       06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000


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Pitney Bowes Inc. - Form 8-K
Page 2 of 3

Item 5:  Other Events

Stamford, Connecticut, October 6, 1997 -- The Board of Directors of Pitney Bowes Inc. ("the Company"), at a special meeting, approved a two-for-one stock split of the Company's common stock effected in the form of a stock dividend to stockholders of record on December 29, 1997, subject to the approval by the stockholders at a stockholders meeting to be held on December 18, 1997 of an amendment to the Restated Certificate of Incorporation, increasing the number of authorized shares of common stock from 240 million to 480 million and reducing the par value per share of common stock from $2 to $1.

The ratios of the Company's various stock plans, the rights plan and the cumulative preferred and preference stocks will be adjusted to reflect the stock split as of the record date.



Item 7:  Financial Statements and Exhibits

   (c)   Exhibits (numbered in accordance with Item 601 of Regulation S-K)

         Reg. S-K          Status or                        Incorporation
         Exhibits          Description                       by Reference

          (99)             Release dated October 6, 1997    See Exhibit (i)















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Pitney Bowes Inc. - Form 8-K
Page 3 of 3







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PITNEY BOWES INC.

                                 October 7, 1997



                                /s/ M. L. Reichenstein
                               M. L. Reichenstein
                                Vice President - Chief Financial Officer
                                (Principal Financial Officer)




                                /s/ A. F. Henock
                                  A. F. Henock
                                Vice President - Controller
                              and Chief Tax Counsel
                                (Principal Accounting Officer)